Exhibit 99.1

ANNEX A
THE TRUST STUDENT LOAN POOL
The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLM ECFC and VG Funding by employing several criteria, including requirements that each trust student loan as of the original cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):
•
was a consolidation loan guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was fully disbursed;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.
Unless otherwise specified, all information with respect to the trust student loans is presented as of August 31, 2022, which is the statistical disclosure date.
The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,768,317 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 6 borrowers have more than one trust student loan.
The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods. See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.
A-1
2004-10

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.
Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.
COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$780,234,072
Aggregate Outstanding Principal Balance – Treasury Bill	$41,249,893
Percentage of Aggregate Outstanding Principal Balance –Treasury Bill	5.29%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$682,650,339
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	87.49%
Aggregate Outstanding Principal Balance – Treasury Bill Other	$56,333,840
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill Other	7.22%
Number of Borrowers	23,953
Average Outstanding Principal Balance Per Borrower	$32,574
Number of Loans	43,775
Average Outstanding Principal Balance Per Loan – Treasury Bill	$42,135
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,439
Average Outstanding Principal Balance Per Loan – Treasury Bill Other	$44,392
Weighted Average Remaining Term to Scheduled Maturity	175 months
Weighted Average Annual Interest Rate	4.54%
We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.
The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.12% as of the statistical disclosure date.
The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.
The category “Other” in the table above represents the Health Education Assistance Loan Program (which we refer to as “HEAL” and the loans originated under such program as “HEAL Loans”) portion of any consolidation loans made under the FFELP which consolidated one or more Stafford Loans, SLS Loans and/or PLUS Loans with one or more student loans originated under the HEAL Program. These consolidation loans are guaranteed as to principal and interest by a guaranty agency and reinsured by the Department of Education. The HEAL portion of any consolidation loan is not eligible to receive special allowance payments or interest subsidy payments. The interest rate on the HEAL Loan segment of any such consolidation loan is variable and is reset each July 1, based upon the average bond-equivalent rate for 91-day Treasury bills auctioned during the three months ending June 30, plus 3.0%. In addition, the applicable interest rate on the HEAL Loan segment of any such consolidation loan is not subject to any cap on the interest rate that may apply to the principal of the HEAL Loan segment.
For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.
A-2
2004-10

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	9,140	$118,475,342	15.2%
3.01% to 3.50%	11,354	135,639,295	17.4
3.51% to 4.00%	8,031	125,639,308	16.1
4.01% to 4.50%	9,257	188,214,367	24.1
4.51% to 5.00%	1,716	38,572,458	4.9
5.01% to 5.50%	725	17,886,979	2.3
5.51% to 6.00%	486	13,007,960	1.7
6.01% to 6.50%	457	16,162,069	2.1
6.51% to 7.00%	698	21,890,654	2.8
7.01% to 7.50%	315	11,706,370	1.5
7.51% to 8.00%	598	25,222,325	3.2
8.01% to 8.50%	638	45,003,437	5.8
Equal to or greater than 8.51%	360	22,813,508	2.9

Total	43,775	$780,234,072	100.0%
We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

A-3
2004-10

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	5,220	$13,169,998	1.7%
$ 5,000.00-$ 9,999.99	3,605	26,458,085	3.4
$10,000.00-$14,999.99	2,663	33,159,083	4.2
$15,000.00-$19,999.99	2,069	36,146,537	4.6
$20,000.00-$24,999.99	1,606	35,937,936	4.6
$25,000.00-$29,999.99	1,371	37,580,592	4.8
$30,000.00-$34,999.99	1,019	33,104,944	4.2
$35,000.00-$39,999.99	863	32,345,166	4.1
$40,000.00-$44,999.99	745	31,653,570	4.1
$45,000.00-$49,999.99	589	27,900,837	3.6
$50,000.00-$54,999.99	494	25,916,968	3.3
$55,000.00-$59,999.99	406	23,335,651	3.0
$60,000.00-$64,999.99	364	22,755,002	2.9
$65,000.00-$69,999.99	289	19,480,143	2.5
$70,000.00-$74,999.99	258	18,729,716	2.4
$75,000.00-$79,999.99	195	15,087,152	1.9
$80,000.00-$84,999.99	202	16,622,865	2.1
$85,000.00-$89,999.99	184	16,081,869	2.1
$90,000.00-$94,999.99	171	15,817,608	2.0
$95,000.00-$99,999.99	127	12,358,756	1.6
$100,000.00 and above	1,513	286,591,593	36.7

Total	23,953	$780,234,072	100.0%
DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	40,859	$708,492,844	90.8%
31-60 days	1,105	22,740,909	2.9
61-90 days	528	12,847,894	1.6
91-120 days	344	9,272,503	1.2
121-150 days	245	7,948,101	1.0
151-180 days	186	4,339,068	0.6
181-210 days	133	2,908,650	0.4
Greater than 210 days	465	11,684,103	1.5

Total	43,775	$780,234,072	100.0%

A-4
2004-10

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	145	$34,245	*
4 to 12	566	441,151	0.1%
13 to 24	1,564	2,612,583	0.3
25 to 36	5,043	10,333,851	1.3
37 to 48	2,448	8,966,586	1.1
49 to 60	2,099	10,437,362	1.3
61 to 72	1,659	10,563,779	1.4
73 to 84	1,896	13,948,992	1.8
85 to 96	3,827	31,000,251	4.0
97 to 108	2,007	22,207,562	2.8
109 to 120	1,905	26,685,960	3.4
121 to 132	3,048	56,912,772	7.3
133 to 144	3,391	74,473,030	9.5
145 to 156	4,343	94,536,385	12.1
157 to 168	2,186	61,168,716	7.8
169 to 180	1,714	53,774,199	6.9
181 to 192	1,241	45,249,916	5.8
193 to 204	979	38,889,474	5.0
205 to 216	854	35,913,977	4.6
217 to 228	604	27,130,372	3.5
229 to 240	526	23,237,197	3.0
241 to 252	342	16,009,178	2.1
253 to 264	215	11,200,306	1.4
265 to 276	202	11,521,423	1.5
277 to 288	136	8,338,005	1.1
289 to 300	234	18,182,942	2.3
301 to 312	337	38,878,735	5.0
313 to 324	55	4,162,460	0.5
325 to 336	33	2,259,278	0.3
337 to 348	40	4,359,285	0.6
349 to 360	93	11,887,342	1.5
361 and above	43	4,916,809	0.6

Total	43,775	$780,234,072	100.0%

* Represents a percentage greater than 0% but less than 0.05%.
We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

A-5
2004-10

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	1,044	$18,114,689	2.3%
Forbearance*	3,183	77,134,598	9.9
Repayment
First year in repayment	366	19,587,333	2.5
Second year in repayment	302	15,481,632	2.0
Third year in repayment	422	13,869,673	1.8
More than 3 years in repayment	38,458	636,046,147	81.5

Total	43,775	$780,234,072	100.0%

* Of the trust student loans in forbearance status, approximately 121 loans with an aggregate outstanding principal balance of $2,016,790, representing 0.26% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:
•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or
•	may be currently required to repay the loan – repayment.
See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.
The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 140.5 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.
SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	17.2	-	189.3
Forbearance	-	12.3	196.6
Repayment	-	-	170.7

A-6
2004-10

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $18,114,689 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $13,090,951 or approximately 72.3% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.
GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	381	$7,268,186	0.9%
Alaska	48	648,739	0.1
Arizona	928	18,764,584	2.4
Arkansas	264	4,887,819	0.6
California	4,650	92,941,114	11.9
Colorado	698	10,773,572	1.4
Connecticut	631	8,025,791	1.0
Delaware	145	3,724,687	0.5
District of Columbia	163	2,857,442	0.4
Florida	3,379	64,737,261	8.3
Georgia	1,339	31,425,211	4.0
Hawaii	193	3,133,964	0.4
Idaho	167	4,062,218	0.5
Illinois	1,720	29,080,656	3.7
Indiana	1,199	16,703,550	2.1
Iowa	177	3,005,815	0.4
Kansas	767	9,628,904	1.2
Kentucky	345	5,245,312	0.7
Louisiana	1,386	23,426,307	3.0
Maine	123	1,687,010	0.2
Maryland	1,053	21,237,230	2.7
Massachusetts	1,278	17,864,994	2.3
Michigan	863	16,920,734	2.2
Minnesota	467	9,259,666	1.2
Mississippi	358	7,016,014	0.9
Missouri	890	14,042,537	1.8
Montana	99	1,540,249	0.2
Nebraska	71	1,247,713	0.2
Nevada	284	4,409,863	0.6
New Hampshire	205	2,751,241	0.4
New Jersey	1,205	21,328,452	2.7
New Mexico	130	1,799,114	0.2
New York	2,965	51,271,511	6.6
North Carolina	951	17,881,685	2.3
North Dakota	29	482,930	0.1
A-7
2004-10

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Ohio	2,223	41,310,340	5.3
Oklahoma	822	12,905,712	1.7
Oregon	670	10,826,299	1.4
Pennsylvania	1,576	26,199,764	3.4
Rhode Island	108	1,640,186	0.2
South Carolina	491	11,409,569	1.5
South Dakota	55	693,620	0.1
Tennessee	895	18,897,256	2.4
Texas	3,683	63,124,181	8.1
Utah	154	3,396,745	0.4
Vermont	73	1,152,513	0.1
Virginia	1,178	19,904,155	2.6
Washington	1,210	18,703,612	2.4
West Virginia	206	2,256,165	0.3
Wisconsin	400	6,298,162	0.8
Wyoming	49	957,640	0.1
Other	431	9,476,081	1.2

Total	43,775	$780,234,072	100.0%
We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.
Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.
In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

A-8
2004-10

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	23,421	$340,012,627	43.6%
Other Repayment Options(1)	16,032	280,032,188	35.9
Income-driven Repayment(2)	4,322	160,189,257	20.5

Total	43,775	$780,234,072	100.0%
(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.
With respect to interest-only loans, as of the statistical disclosure date, there are 204 loans with an aggregate outstanding principal balance of $9,075,593 currently in an interest-only period.  These interest-only loans represent approximately 1.2% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.
The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

A-9
2004-10

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	21,016	$294,040,250	37.7%
Unsubsidized	22,759	486,193,822	62.3

Total	43,775	$780,234,072	100.0%
The following table provides information about the trust student loans regarding date of disbursement.
DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	111	$5,773,030	0.7%
October 1, 1993 through June 30, 2006	43,664	774,461,042	99.3
July 1, 2006 and later	0	0	0.0

Total	43,775	$780,234,072	100.0%
Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.
The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

A-10
2004-10

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,726	$23,044,176	3.0%
College Assist	11	404,609	0.1
Educational Credit Management Corporation	3,071	45,318,841	5.8
Florida Off Of Student Fin’l Assistance	1,192	13,803,617	1.8
Great Lakes Higher Education Corporation	21,426	454,602,424	58.3
Kentucky Higher Educ. Asst. Auth.	1,055	13,735,393	1.8
Louisiana Office Of Student Financial Asst	702	9,126,234	1.2
Michigan Guaranty Agency	455	6,197,641	0.8
New York State Higher Ed Services Corp	5,359	86,816,090	11.1
Oklahoma Guaranteed Stud Loan Prog	721	10,277,734	1.3
Pennsylvania Higher Education Assistance Agency	3,793	49,424,619	6.3
Texas Guaranteed Student Loan Corp	4,264	67,482,694	8.6

Total	43,775	$780,234,072	100.0%

A-11
2004-10